Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:
The Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Bruce D. Hoechner
Bruce D. Hoechner
President and Chief Executive Officer, Principal Executive Officer
February 21, 2017

/s/ Janice E. Stipp
Janice E. Stipp
Senior Vice President, Finance and Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
February 21, 2017